Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF

RECKSON ASSOCIATES REALTY CORP.

November 22, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

To approve the merger of Reckson Associates Realty Corp. with and into Wyoming Acquisition Corp., a Maryland corporation and subsidiary of SL Green Realty Corp., a Maryland corporation, and to approve and adopt the other transactions contemplated by the Agreement and Plan of Merger, dated as of August 3, 2006, by and among SL Green Realty Corp., Wyoming Acquisition Corp., Wyoming Acquisition GP LLC, Wyoming Acquisition Partnership LP, Reckson Associates Realty Corp. and Reckson Operating Partnership, L.P. (including the asset sale provisions).

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	2.	To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger.	☐	☐	☐

Please sign and date below and return in enclosed envelope promptly. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:                    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RECKSON ASSOCIATES REALTY CORP.

625 Reckson Plaza

Uniondale, New York 11556

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 22, 2006

The undersigned hereby constitutes and appoints Peter Quick and Ronald Menaker or each of them, as Proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of Common Stock, par value $0.01 per share, of Reckson Associates Realty Corp., a Maryland corporation (“Reckson”), held of record by the undersigned as of the close of business on October 13, 2006, on behalf of the undersigned at the Special Meeting of Stockholders to be held at 1350 Avenue of the Americas, New York, New York, on November 22, 2006, at 10:30 a.m. local time, and at any and all adjournments and postponements thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, subject to any direction indicated on this card, and upon any other business that may properly come before the meeting or any postponement or adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

This proxy is being solicited by the Board of Directors of Reckson. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

Please vote and sign on other side and

return promptly in the enclosed envelope.